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                                                                  EXHIBIT NO. 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-25513, 33-33187, 33-46804, 33-55069,
33-55746, 33-61407, 33-61823, 33-55543, 33-55287, 333-02203, and 333-11079.

Birmingham, Alabama                                          ARTHUR ANDERSEN LLP
March 7, 1997